ITEM 77Q(a) -
 COPIES OF
ANY MATERIAL
AMENDMENTS TO THE
REGISTRANT'S
CHARTER OR BY-LAWS



AMENDMENT #17
TO THE RESTATED
AND AMENDED
DECLARATION OF
TRUST
FEDERATED INCOME
SECURITIES TRUST

Dated May 19, 2000


This Declaration of
Trust is amended as follows:

       Strike the
first paragraph of
Section 5 of Article
III from the Declaration of Trust
and substitute in
its place the following:

	"Section 5.
Establishment and
Designation of Series or
 Class.  Without limiting the
authority of the
Trustees set forth
in Article XII, Section 8,
inter alia, to establish
and designate any
additional Series or Class
or to modify the rights and
preferences
of any existing Series or
 Class, the Series and Classes
 of the Trust are established
and designated as:

Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Fund for
 U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate
Corporate Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and
Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent
 Global Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real
Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term
Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares
Federated Stock and
California Muni Fund
Class A Shares
Class C Shares




	The undersigned
 hereby certify that the
above stated Amendment is
a true and
correct Amendment to the
Declaration of Trust, as
 adopted by the Board of
Trustees at a
meeting on the 21st day
of August, 2008.

	WITNESS the due
execution hereof this 21st day of August, 2008.

/s/ John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles
F. Mansfield, Jr.

/s/ Thomas G. Bigley
/s/ John E. Murray, Jr.
Thomas G. Bigley
John E. Murray, Jr.

/s/ John T. Conroy, Jr.
	/s/ R. James Nicholson
John T. Conroy, Jr.
R. James Nicholson

/s/ Nicholas P. Constantakis
	/s/ Thomas M. O'Neill
Nicholas P. Constantakis	Thomas M. O'Neill


/s/ John F. Cunningham
/s/ Marjorie P. Smuts
John F. Cunningham
Marjorie P. Smuts

/s/ J. Christopher Donahue
	/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh

/s/ Peter E. Madden
/s/ James F. Will
Peter E. Madden	James
 F. Will



AMENDMENT #18
TO THE RESTATED AND
AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES
TRUST
Dated May 19, 2000

	This Declaration
of Trust is amended as follows:

       Strike the first
paragraph of Section 5
of Article III from the
Declaration of Trust
and substitute in its
 place the following:

	"Section 5.
Establishment and
Designation of Series
or Class.  Without limiting the
authority of the
Trustees set forth
in Article XII,
Section 8, inter alia, to
establish
and designate any
additional Series or
Class or to modify the
rights and preferences
of any existing Series
or Class, the Series
and Classes of the Trust
are established
and designated as:
Federated Capital
Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Fund for U. S.
Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate
Corporate Bond Fund
Institutional Service
Shares
Institutional Shares
Federated Muni and
Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent
Global Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real
Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term
Income Fund
Class A Shares
Class Y Shares
Institutional Service
Shares
Institutional Shares



	The undersigned
hereby certify that the
above stated Amendment is
a true and
correct Amendment to the
Declaration of Trust, as
adopted by the Board of Trustees at a
meeting on the 13th day
of November, 2008, to
become effective on March 27, 2009.

	WITNESS the due
execution hereof this 13th day of November, 2008.


/s/ John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.


/s/ Thomas G. Bigley
/s/ John E. Murray, Jr.
Thomas G. Bigley
John E. Murray, Jr.


/s/ John T. Conroy, Jr.
/s/ R. James Nicholson
John T. Conroy, Jr.
R. James Nicholson


/s/ Nicholas P. Constantakis
/s/ Thomas M. O'Neill
Nicholas P. Constantakis
Thomas M. O'Neill


/s/ John F. Cunningham
/s/ Marjorie P. Smuts
John F. Cunningham
Marjorie P. Smuts


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Peter E. Madden
/s/ James F. Will
Peter E. Madden
James F. Will